October 20, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-1
    Registration No. 333-56303-01

On behalf of Distribution Financial Services RV Trust 1999-1 ("Registrant"), a Trust which was originated by ETCF Asset Funding Corporation,a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e-mail address:
Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-01

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

October 15, 2004
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 8.01.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.
Item 9.01.(c). Exhibits.

Exhibit
Number    Document Description
------    ------------------------------------------------------------
EX-1      Distribution Financial Services RV Trust 1999-1
          October 15, 2004 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1


By:     Wells Fargo Bank, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/ Edna Barber
Title:  Assistant Vice President
Date:   October 20, 2004

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
Accounting Date:            12-Oct-04
Determination Date:         14-Oct-04
Monthly Payment Date:       15-Oct-04
Collection Period Ending:   30-Sep-04

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  5,545,644.13
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      249,771.12
    Current Monthly Interest Shortfall/Excess                                                                           -21,658.50
    Recoup of Collection Expenses                                                                                        -5,447.48
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                              5,768,309.27

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,095,774.37
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,117,432.87
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -21,658.50

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   7,500,025.52
    Beginning Reserve Account Balance                                                                                 7,091,531.16
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            101,389.37
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   8,087.43
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,091,531.16
    Total Ending Reserve Balance                                                                                      7,201,007.96

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                        1,117,432.87
    Scheduled Principal Payments Received                                                                             1,288,400.89
    Principal Prepayments Received                                                                                    3,139,810.37
    Total Interest and Principal Payments Received                                                                    5,545,644.13

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     273,909.85
      minus Reasonable Expenses                                                                                          24,138.73
    Net Liquidation Proceeds                                                                                            249,771.12
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       249,771.12

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              5,795,415.25

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                             154,830,030.68
    multiplied by Servicer Fee Rate                                                                                          0.50%
    divided by Months per Year                                                                                                  12
   SERVICING FEE AMOUNT                                                                                                  64,512.51

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
------------
    Initial Pool Balance                                                                                          1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                    154,830,030.68
    Pool Balance as of the Current Accounting Date                                                                  150,040,808.24
    Age of Pool in Months                                                                                                       67

a.2)Aggregate Note Balance
   -----------------------
    Aggregate Note Balance as of Preceding Accounting Date                                                          153,281,730.37
    Aggregate Note Balance as of Current Accounting Date                                                            148,540,400.16

b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
-------------------------------------------------------------------------------
         Current Month           Number of Loans             Principal Balance            Percentage
        ---------------         ----------------             -----------------            ----------
    30-59 Days Delinquent               47                      1,712,416.07                1.141%
    60-89 Days Delinquent               12                        594,199.34                0.396%
    90-119 Days Delinquent               8                        296,045.28                0.197%
    120+ Days Delinquent                 0                              0.00                0.000%
    Defaults for Current Period         10                        361,011.18                0.241%
    Cumulative Defaults              1,236                     49,528,826.31                4.953%
    Cumulative Recoveries                                      20,918,963.46                2.092%

   Current Period Realized Losses
   ------------------------------
    Current Month Realized Losses                                                                                       361,011.18
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.036%
    Preceding Realized Losses                                                                                           518,972.78
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.052%
    Second Preceding Realized Losses                                                                                    193,062.41
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.019%
    Cumulative Realized Losses                                                                                       28,609,862.85
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.861%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
   Total Pool Factor                                                                                                    0.15004030
   Note Pool Factor                                                                                                     0.14854040

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  131,206.16
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b) Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
    Class A-1                                                                   0.00
    Class A-2                                                                   0.00
    Class A-3                                                                   0.00
    Class A-4                                                                   0.00
    Class A-5                                                             218,480.76
    Class A-6                                                             322,902.77
    Class B                                                               132,500.00
    Class C                                                               120,500.00

   Noteholders' Monthly Principal Distributable Amount
   --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
    Class A-1                                                       0.00                     0.00                             0.00
    Class A-2                                                       0.00                     0.00                             0.00
    Class A-3                                                       0.00                     0.00                             0.00
    Class A-4                                                       0.00                     0.00                             0.00
    Class A-5                                              43,915,730.37             4,741,330.21                    39,174,400.16
    Class A-6                                              64,366,000.00                     0.00                    64,366,000.00
    Class B                                                25,000,000.00                     0.00                    25,000,000.00
    Class C                                                20,000,000.00                     0.00                    20,000,000.00
c) Recaptured Principal from Overcollateralization                                                                       47,892.23
   Excess Spread Received                                                                                                53,497.14

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                             8.88%
   Weighted Average Remaining Maturity (WAM)                                                                                   108

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Withdrawal)                 5,768,309.27
Plus:     Trustee Fee                                                                                                     1,041.67

TOTAL WIRE TO CHASE                                                                                                   5,769,350.94

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Trustee Fee)                0.00